Exhibit B

AMENDMENT TO THE

CERTIFICATE OF DESIGNATION,

PREFERENCES AND RIGHTS OF

SERIES C PREFERRED STOCK OF

MOUNT KNOWLEDGE HOLDINGS, INC.

Mount Knowledge Holdings Inc., a Nevada corporation (the “Corporation’), DOES HEREBY CERTIFY:

Pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of the Corporation’s Certificate of Incorporation, as amended, the Board of Directors adopted the following resolution on October 3, 2014 (i) authorizing a series of Corporation’s previously authorized 300,000,000 share of preferred stock, par value $0.0001 per share, designated as Series C Preferred Stock of the Corporation, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 250,000,000 shares of Series C Convertible Stock of the Corporation, as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation, the Board of Directors of the Corporation hereby fixes and determines the number, voting rights, designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of the first series of the preferred stock, par value $0.0001 per share, of the Corporation which shall consist of 250,000,000 shares and shall be designated as Series C Convertible Preferred Stock as follows:

Section 1.

Designation; Number of Shares; Rank.

(a)

There shall be created from the 300,000,000 shares of Preferred Stock authorized to be issued by the Articles of Incorporation (as amended), a series of Preferred Stock designated as “Series C Convertible Preferred Stock” (the “Convertible Preferred Stock”), and the authorized number of shares constituting the Convertible Preferred Stock shall be 250,000,000. Such number of shares may be decreased by resolution of the Board of Directors and by the filing of a certificate of decrease with the Secretary of State of the State of Nevada; provided that no such decrease shall reduce the number of authorized shares of Convertible Preferred Stock to a number less than the number of shares then outstanding.

(b)

The Convertible Preferred Stock, upon liquidation, winding-up or dissolution of the Corporation, ranks on a parity, in all respects, with all the Common Stock.

Section 2.

Definitions. As used herein, the following terms have the following meanings:

“Articles of Incorporation” shall mean the Articles of Incorporation of the Corporation (as amended and restated of the date hereof).

“Board of Directors” shall mean the Board of Directors of the Corporation or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“Common Stock” shall mean the common stock, par value $0.0001 per share, of the Corporation or any other capital stock of the Corporation into which such Common Stock shall be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Corporation” shall mean Mount Knowledge Holdings, Inc., a corporation organized and existing under the laws of the State of Nevada.

“Conversion Agent” shall have the meaning assigned to such term in Section 10.

“Conversion Date” for Convertible Preferred Stock shall mean any date, on which a Holder wishes to effect a conversion in accordance with Section 5(b)(i), after the earlier of (a) the effectiveness of a registration statement for shares of registered Common Stock underlying the Holder’s shares of Series C Preferred Stock and (b) the date that eligible shares of Common Stock underlying the Holder’s shares of Series C Preferred Stock are eligible to be sold by the Investor under exemption from registration.

“Conversion Rate” shall mean one hundred (100) shares of Common Stock per share of Convertible Preferred Stock.

“Convertible Preferred Stock” shall have the meaning assigned to such term in Section 1.

“Fundamental Transaction” shall mean any (i) acquisition of the capital stock or other ownership interest of any other Person or the merger or consolidation of the Corporation with or into another Person, (ii) sale of all or substantially all of the Corporation’s assets or purchase of all or substantially all of the assets of any other Person in one or a series of related transactions, (iii) tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) reclassification of the Common Stock or any share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Holder” or “holder” shall mean a holder of record of the Convertible Preferred Stock.

“Issue Date” shall mean date of issuance of the Convertible Preferred Stock.

“Liquidation Preference” shall have the meaning assigned to such term in Section 4(a).

“Paying Agent” shall have the meaning assigned to such term in Section 10.

“Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock Corporation, trust, limited liability Corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Stock” shall mean the preferred stock, par value $0.0001 per share, of the Corporation.

“Transfer Agent” shall have the meaning assigned to such term in Section 10.

Section 3.

Dividends.  Holders shall not be entitled to receive dividends on shares of Convertible Preferred Stock.

Section 4.

Liquidation Preference.  In the event of the voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, each holder of Convertible Preferred Stock will be entitled to receive and to be paid out of the assets of the Corporation available for distribution to the stockholders of the Corporation, on a pro-rata basis as is made to holders of the Common Stock, in respect of each share of Convertible Preferred Stock an amount equal to the par value of the Convertible Preferred Stock (the “Liquidation Preference”).

Section 5.

Conversion.

(a)

At the Option of the Holder.  For so long as any shares of Convertible Preferred Stock are outstanding, holders of Convertible Preferred Stock may elect to convert, on any Conversion Date, all or any portion of their respective Eligible Conversion Shares into fully paid and nonassessable shares of Common Stock, subject to the terms and provisions of this Section 5.  Each Eligible Conversion Share shall be convertible into a number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/1000th of a share) equal to the Conversion Rate in effect at the close of business on the applicable Conversion Date.

(b)

Mechanics of Conversion.

(i)

The Holder shall effect conversions by delivering to the Corporation the following on the Conversion Date: (A) the certificate(s) representing the shares to be converted, (B) written notice to the Corporation that the Holder elects to convert such Holder’s Eligible Conversion Shares represented by such certificate(s) pursuant to Section 5 and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (C) (if so required by the Corporation or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required.

(ii)

If fewer than all the shares of Convertible Preferred Stock evidenced by any such surrendered certificate or certificates, if any, are converted, the Corporation shall, as soon as practicable, issue and deliver to the holder of the Convertible Preferred Stock a new certificate evidencing the shares of Convertible Preferred Stock that are not subject to such conversion. On and after the close of business on the Conversion Date, the holder converting such shares shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, such shares of Convertible Preferred Stock shall cease to be outstanding and all rights whatsoever with respect to such shares (except the right to receive the Common Stock and any cash in lieu of fractional shares of Common Stock due in connection with such conversion) shall terminate.

(iii)

The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion, whether optional or mandatory, of the Convertible Preferred Stock in a name other than that of the Holder of the shares of Convertible Preferred Stock being converted, nor shall the Corporation be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(iv)

Each conversion exercised in accordance with this Section 5 shall be deemed to have been effected immediately prior to the close of business on the Conversion Date.

Section 6.

Fractional Shares. If, upon conversion of the Convertible Preferred Stock, a holder would be entitled to receive a fractional interest in a share of the Common Stock or Convertible Preferred Stock, as the case may be, the number of shares issuable to such Holder shall be rounded to the nearest whole number.

Section 7.

Voting Rights. Except as otherwise required by applicable law or as set forth herein, the shares of Convertible Preferred Stock shall be voted equally with the shares of Common Stock as a single class with respect to all matters submitted to the holders of Common Stock at any annual or special meeting of stockholders of the Corporation.  Each holder of one or more shares of Convertible Preferred Stock shall be entitled to notice of any stockholders’

meeting in accordance with the Bylaws of the Corporation and to such number of votes for the shares of Convertible Preferred Stock held by such holder immediately after the close of business on the record date fixed for such meeting.  Each share of Convertible Preferred Stock shall be entitled to the number of votes equal to the shares of Common Stock the Convertible Preferred Stock is convertible into at the Conversion Rate.  Fractional votes shall not, however, be permitted and any fractional voting rights respect to any holder of Convertible Preferred Stock shall be rounded to the nearest whole number (with one-half rounded upward to one).

Section 8.

Status of Convertible Preferred Stock Upon Retirement. Shares of Convertible Preferred Stock that are converted pursuant to Section 5 shall be retired and thereupon shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the conversion pursuant to Section 5 of all outstanding shares of Convertible Preferred Stock, all provisions of Convertible Preferred Stock shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors shall have the power, without stockholder action, to cause the certificate of designation filed with the Secretary of State of the State of Nevada designating the Convertible Preferred Stock to be eliminated from the Articles of Incorporation.

Section 9.

Certificates.  Ownership of shares of Convertible Preferred Stock shall be evidenced by certificates issued by the Corporation to each Holder.

Section 10.

Transfer, Payment and Conversion.

(a)

The Convertible Preferred Stock may be presented to the Corporation at its principal place of business for transfer, payment or conversion. The Corporation also shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of shares of Convertible Preferred Stock and of transfers of shares of Convertible Preferred Stock for the purpose of registering shares of Convertible Preferred Stock and of transfers of shares of Convertible Preferred Stock as herein provided. The initial registrar for the Convertible Preferred Stock shall be the Corporation.

(b)

The Corporation may appoint one or more additional transfer agents, paying agents and/or conversion agents in such other locations as it shall determine. The term “Transfer Agent” includes any additional transfer agent, the term “Paying Agent” includes any additional paying agent, and the term “Conversion Agent” includes any additional conversion agent. The Corporation may change any Transfer Agent, Paying Agent or Conversion Agent without prior notice to any holder.

Section 11.

Notices to Holders.

(a)

 Adjustment to Conversion Rate. Whenever the Conversion Rate is adjusted, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(b)

Notices of Other Events. If (A) the Corporation shall declare a dividend (or any other distribution) on the Common Stock; (B) the Corporation shall declare a redemption of the Common Stock; (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation; then in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Convertible Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Corporation, at least  ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(c)

All notice periods referred to herein shall commence on the date of the mailing of the applicable notice. Notice to any holder of the Convertible Preferred Stock shall be given to the registered address set forth in the Corporation’s records for such holder.

(d)

With respect to any notice to a Holder of shares of Convertible Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

Section 12.

Miscellaneous.

(a)

Any payments required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. Unless otherwise stated herein, any actions required to be made hereunder on any day that is not a Business Day shall be taken on the next succeeding Business Day.

(b)

Holders of Convertible Preferred Stock shall not be entitled to any preemptive rights to acquire additional capital stock of the Corporation.

(c)

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(d)

Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any preferred stock certificates representing the shares of Convertible Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the preferred stock certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Corporation to convert such shares of Convertible Preferred Stock into Common Stock.

IN WITNESS HEREOF, the Corporation has caused this Certificate of Designation to be signed by the undersigned this 5th day of November 2014.

MOUNT KNOWLEDGE HOLDINGS INC.

BY:

JAMES D. BEATTY

President, Chief Executive Officer,

Treasurer and Director